iShares®

iShares Trust

Supplement dated November 1, 2016

to the Summary Prospectus, Prospectus and

Statement of Additional Information (the “SAI”)

for the iShares Real Estate 50 ETF (FTY) (the “Fund”)

The information in this Supplement updates information in, and should be read in conjunction with, the Summary Prospectus, Prospectus and the SAI for the Fund.

The following changes will take effect for the Fund on November 3, 2016:

	Current	New
Fund Name	iShares Real Estate 50 ETF	iShares Core U.S. REIT ETF
Ticker	FTY	USRT
Underlying Index	FTSE NAREIT Real Estate 50 Index	FTSE NAREIT Equity REITs Index
Investment Objective	The iShares Real Estate 50 ETF seeks to track the investment results of an index composed of 50 of the largest U.S. real estate equities.	The iShares Core U.S. REIT ETF seeks to track the investment results of an index composed of U.S. real estate equities.
Management Fees	0.48%	0.08%
Total Annual Fund Operating Expenses	0.48%	0.08%

As a result of the reduction in the management fees, the information found under the heading “Example” for the Fund is amended and replaced with the following information:

Example. This Example is intended to help you compare the cost of owning shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$8	$26	$45	$103

Change in the Fund’s Principal Investment Strategies

The first paragraph of the section of the Prospectus entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

The Fund seeks to track the investment results of the FTSE NAREIT Equity REITs Index (the “Underlying Index”), which measures the performance of U.S. listed equity real estate investment trusts (“REITs”), excluding infrastructure REITs, mortgage REITs, and timber REITs. Components of the Underlying Index primarily include health care REITs, residential REITs and retail REITs. The components of the Underlying Index, and the degree to which these components represent certain industries, may change over time.

Change in the Fund’s Construction and Maintenance of the Underlying Index

The section of the SAI entitled “FTSE NAREIT Real Estate 50 Index” on page 37 is deleted in its entirety and is replaced by the following new section entitled “FTSE NAREIT Equity REITs Index”:

FTSE NAREIT Equity REITs Index

Number of Components: approximately 157

Index Description. The FTSE NAREIT Equity REITs Index is a free float-adjusted market capitalization-weighted index designed to measure performance of U.S. listed equity REITs, excluding timber REITs, infrastructure REITs and mortgage REITs.

If you have any questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.

IS-A-FTY-S3

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